                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Mary Alice Taylor and Daniel R. Lee, jointly and severally, his or her attorneys-in-fact and agents, each with the power of substitution and resubstitution, for him or her and in his or her name, place or stead, in any and all capacities, to sign any amendments to this Registration Statement on Form S-8, and to file such amendments, together with exhibits and other documents in connection therewith, with the Securities and Exchange Commission, granting to each attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as he or she might or could do in person, and ratifying and confirming all that the attorneys-in-fact and agents, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                             Title                                     Date
---------                             -----                                     ----

/s/ Mary Alice Taylor                 Chairman of the Board and                March 10, 2000
---------------------------           Chief Executive Officer
     Mary Alice Taylor

/s/ Daniel R. Lee
---------------------------                                                    March 10, 2000
      Daniel R. Lee                   Chief Financial Officer


/s/ J. Terrence Drayton
--------------------------            President and Director                   March 10, 2000
    J. Terrence Drayton


/s/ Tom A. Alberg
-------------------------             Director                                 March 10, 2000
      Tom A. Alberg


/s/ Charles Barbo                     Director                                 March 10, 2000
-------------------------
      Charles Barbo


/s/ James L. Barksdale
-------------------------             Director                                 March 10, 2000
     James L. Barksdale


/s/ Mark P. Gorenberg
-------------------------             Director                                 March 10, 2000
     Mark P. Gorenberg


/s/ Jonathan D. Lazarus
-------------------------             Director                                 March 10, 2000
    Jonathan D. Lazarus


/s/ Douglas Mackenzie
-------------------------             Director                                 March 10, 2000
    Douglas Mackenzie


/s/ David Risher
-------------------------             Director                                 March 10, 2000
      David Risher


/s/ Philip S. Schlein
-------------------------             Director                                 March 10, 2000
    Philip S. Schlein